Exhibit 10.2

FORM OF

VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”) is entered into as of [●], 2015 by and among (i) Black Knight Financial Services, Inc., a Delaware corporation (the “Company”), (ii) Thomas H. Lee Equity Fund VI, L.P., a Delaware limited partnership, Thomas H. Lee Parallel Fund VI, L.P., a Delaware limited partnership, Thomas H. Lee Parallel (DT) Fund VI, L.P., a Delaware limited partnership, THL Coinvestment Partners L.P., a Delaware limited partnership, THL Operating Partners, L.P., a Delaware limited partnership, THL Equity Fund VI Investors (BKFS), L.P., a Delaware limited partnership, THL Equity Fund VI Investors (BKFS) II, L.P., a Delaware limited partnership, THL Equity Fund VI Investors (BKFS) III, L.P., a Delaware limited partnership, Great-West Investors L.P., a Delaware limited partnership, and Putnam Investments Employees’ Securities Company III LLC, a Delaware limited liability company, THL Equity Fund VI Investors (BKFS-LM), LLC, a Delaware limited liability company, THL Equity Fund VI Investors (BKFS-NB), LLC, a Delaware limited liability company (together with the THL Affiliates (as defined below), “THL”), (iii) Black Knight Holdings, Inc., a Delaware corporation (f/k/a Black Knight Financial Services, Inc.) (“BKHI”), (iv) Chicago Title Insurance Company, a Nebraska corporation (“Chicago Title”), and (v) Fidelity National Title Insurance Company, a California corporation (“Fidelity Title” and together with BKHI, Chicago Title, and the Fidelity Affiliates (as defined below), “Fidelity”). THL and Fidelity are collectively referred to herein as the “Sponsor Stockholders”.

WHEREAS, the Company is currently contemplating an underwritten initial public offering (the “IPO”) of shares of its Class A Common Stock (as defined below);

WHEREAS, as of the closing date of the IPO (the “Closing Date”), the Sponsor Stockholders collectively hold at least a majority of the outstanding Voting Securities; and

WHEREAS, pursuant to this Agreement, the Sponsor Stockholders agree to vote all of their Voting Securities as a group to elect members of the Company’s board of directors (“Board”) as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

ARTICLE I. DEFINITIONS

Section 1.01. Definitions. Capitalized terms used herein shall have the following meanings:

“Affiliate” means, with respect to any Person, an “affiliate” as defined in Rule 405 of the regulations promulgated under the Securities Act.

“Agreement” shall have the meaning set forth in the Preamble.

“beneficially own” or “beneficial ownership” shall have the meaning ascribed to such terms in Rule 13d-3 under the Exchange Act.

“BKHI” shall have the meaning set forth in the Preamble.

“Board” shall have the meaning set forth in the Recitals.

“Bylaws” shall have the meaning set forth in Section 2.01(a).

“Chicago Title” shall have the meaning set forth in the Preamble.

“Class A Common Stock” shall mean shares of Class A Common Stock, par value $0.0001 per share of the Company, or any successor shares into which such shares of Class A Common Stock are exchanged or reclassified.

“Class B Common Stock” shall mean shares of Class B Common Stock, par value $0.0001 per share of the Company, or any successor shares into which such shares of Class A Common Stock are exchanged or reclassified.

“Closing Date” shall have the meaning set forth in the Recitals.

“Company” shall have the meaning set forth in the Preamble.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated pursuant thereto.

“Fidelity” shall have the meaning set forth in the Preamble.

“Fidelity Affiliate” means any Affiliate of Fidelity National Financial, Inc., a Delaware corporation, holding Voting Securities on or after the date hereof.

“Fidelity Director” shall have the meaning set forth in Section 2.01(e).

“Fidelity Title” shall have the meaning set forth in the Preamble.

“Governmental Authority” means any: (i) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) U.S. and other federal, state, local, municipal, foreign or other government; or (iii) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, organization, unit, body or entity and any court or other tribunal).

“Initial Designations” shall have the meaning set forth in Section 2.01(e).

“IPO” shall have the meaning set forth in the Recitals.

“Law” means any applicable constitutional provision, statute, act, code, law, regulation, rule, ordinance, order, decree, ruling, proclamation, resolution, judgment, decision, declaration, or interpretative or advisory opinion or letter of a Governmental Authority and shall include, for the avoidance of any doubt, the General Corporation Law of the State of Delaware and the listing or other standards of any applicable stock exchange, including the New York Stock Exchange or any successor thereto.

“Person” means any natural person, corporation, limited partnership, general partnership, limited liability company, joint stock company, joint venture, association, company, estate, trust, bank trust company, land trust, business trust, or other organization, whether or not a legal entity, custodian, trustee-executor, administrator, nominee or entity in a representative capacity and any government or agency or political subdivision thereof.

“Public Sale” means any sale of Stockholder Shares or other Company securities, as applicable, to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act; provided, that the IPO is deemed not to be a Public Sale, for purposes hereof.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated pursuant thereto.

“Sponsor Directors” shall have the meaning set forth in Section 2.01(b).

“Stockholder Shares” means any Voting Securities held by any of the Sponsor Stockholders as of the date hereof or at any time thereafter. As to any particular shares constituting Stockholder Shares, such shares shall cease to be Stockholder Shares when they have been transferred pursuant to a Public Sale. For the avoidance of doubt, all Voting Securities held by Fidelity and THL as of the date hereof are Stockholder Shares.

“THL” shall have the meaning set forth in the Preamble.

“THL Affiliate” means any (i) Affiliate of Thomas H. Lee Partners. L.P., a Delaware limited partnership, holding Voting Securities on or after the date hereof, and (ii) any Affiliate of Great-West Investors L.P. or Putnam Investments Employees’ Securities Company III LLC, holding on or after the date hereof any Voting Securities (and any and all securities of any kind whatsoever which may be issued after the date hereof in respect of, or in exchange for, such shares of the Company pursuant to a merger, consolidation, stock split, stock dividend or recapitalization of the Company or otherwise) that are subject to this Agreement as of the date hereof.

“THL Director” shall have the meaning set forth in Section 2.01(e).

“Total Number of Directors” shall have the meaning set forth in Section 2.01(a).

“Voting Securities” means Class A Common Stock, Class B Common Stock and any other securities of the Company entitled to vote generally in the election of directors of the Company.

Section 1.02. Construction. Whenever the context requires, the gender of all words used in this Agreement includes the masculine, feminine and neuter forms and the singular form of words shall include the plural and vice versa. All references to Articles and Sections refer to articles and sections of this Agreement, respectively. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation” (except to the extent the context otherwise provides). This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

ARTICLE II. VOTING AGREEMENT

Section 2.01. Composition of the Board.

(a) On the Closing Date, the authorized number of directors on the Board shall be established at seven (7) directors but may, from time to time, be increased or decreased in accordance with the Amended and Restated Bylaws of the Company, as may be amended from time to time (the “Bylaws”) (including as required by applicable Law) (the number of directors authorized at any given time, the “Total Number of Directors”).

(b) During the term of this Agreement, and subject to the terms set forth herein and in the Bylaws and to applicable Law, THL and Fidelity shall have the right to (by mutual agreement) determine the Total Number of Directors and designate the persons to be elected to the Board (collectively, the “Sponsor Directors” and each, individually, a “Sponsor Director”).

(c) Effective as of the Closing Date, each of THL and Fidelity shall vote all of their Voting Securities and shall take all other necessary or desirable actions within their control (whether in the capacity as a stockholder or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary and desirable actions within its control (including, without limitation, including in the slate of nominees recommended by the Board the Persons designated pursuant to this Section 2.01), so that two (2) Sponsor Directors designated by THL (the “THL Directors”) and five (5) Sponsor Directors designated by Fidelity (the “Fidelity Directors”) shall initially be elected and appointed to the Board at each meeting of the stockholders of the Company (the “Initial Designations”).

(d) Following the Initial Designations, each of THL and Fidelity shall vote all of their Voting Securities and shall take all other necessary or desirable actions within their control (whether in the capacity as a stockholder or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary and desirable actions within its control (including, without limitation, including in the slate of nominees recommended by the Board the Persons designated pursuant to this Section 2.01), to cause the Sponsor Directors to be elected to the Board at each meeting of the stockholders of the Company such that:

(i) for so long as THL owns greater than or equal to 15 percent (15%) of the Voting Securities issued and outstanding as of such date, (A) THL shall have the right to designate at least two (2) of the Total Number of Directors elected, and (B) Fidelity shall have the right to designate a number of Fidelity Directors elected equal to the Total Number of Directors, less the number of THL Directors designated in accordance with the preceding clause (d)(i)(A); and

(ii) for so long as THL owns less than 15 percent (15%) of the Voting Securities issued and outstanding as of such date but greater than or equal to five percent (5%) of the Voting Securities issued and outstanding as of such date, (A) THL shall have the right to designate at least one (1) of the Total Number of Directors, and (B) Fidelity shall have the right to designate a number of Fidelity Directors elected equal to the Total Number of Directors, less the number of THL Directors designated in accordance with the preceding clause (d)(ii)(A).

(e) In the event that any Sponsor Director for any reason ceases to serve as a member of the Board during such Person’s term of office, the resulting vacancy on the Board shall be filled by (i) in the case when such Sponsor Director is a THL Director, a designee of THL, and (ii) in the case that such Sponsor Director is a Fidelity Director, a designee of Fidelity.

(f) In the event that a THL Affiliate that is party hereto or a Fidelity Affiliate that is party hereto transfers, directly or indirectly, any Voting Securities to a THL Affiliate or a Fidelity Affiliate, respectively, that is not already a party to this Agreement, such transferring party shall, as a condition to any such transfer, require such transferee to enter into a joinder agreement to become party to this Agreement and be deemed to be a party for all purposes herein. Subject to the foregoing, for the avoidance of doubt, the parties hereto acknowledge and agree that this Agreement does not restrict or otherwise impair any rights of THL or Fidelity to sell, assign or otherwise transfer their respective shares of Class A Common Stock or Class B Common Stock to any other Person.

ARTICLE III. GENERAL PROVISIONS

Section 3.01. Notices.

(a) Except as expressly set forth to the contrary in this Agreement, all notices, requests or consents provided for or required to be given hereunder shall be in writing and shall be deemed to be duly given if personally delivered, telecopied and confirmed, or mailed by certified mail, return receipt requested, or nationally recognized overnight delivery service with proof of receipt maintained, at the following addresses (or any other address that any such party may designate by written notice to the other parties):

(i)	if to THL to:

c/o Thomas H. Lee Partners, L.P.

100 Federal Street, 35th Floor

Boston, MA 02110

Attention: Thomas M. Hagerty

Shari Wolkon

Facsimile: (617) 227-5514

(ii)	if to the Company, BKHI, Chicago Title or Fidelity Title to:

c/o Black Knight Financial Services, Inc.

601 Riverside Avenue

Jacksonville

Florida, FL 32204

Attention: Executive Vice President, General Counsel and Corporate Secretary

Facsimile: (904) 633-3055

(b) Any such notice shall, if delivered personally, be deemed received upon delivery; shall, if delivered by telecopy, be deemed received on the first business day following confirmation; shall, if delivered by nationally recognized overnight delivery service, be deemed received the first business day after being sent; and shall, if delivered by mail, be deemed received upon the earlier of actual receipt thereof or five (5) business days after the date of deposit in the United States mail.

(c) Whenever any notice is required to be given by Law or this Agreement, a written waiver thereof, signed by the Person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

Section 3.02. Amendment; Waiver. This Agreement may be amended, supplemented or otherwise modified only by a written instrument executed by each of the parties hereto. No waiver by any party of any of the provisions hereof will be effective unless explicitly set forth in writing and executed by the party so waiving. The waiver by any party hereto of a breach of any provision of this Agreement will not operate or be construed as a waiver of any subsequent breach.

Section 3.03. Termination; Survival. This Agreement (i) may be terminated by a written instrument executed by each of the parties hereto, or (ii) shall terminate automatically on the earliest to occur of (A) the date on which THL no longer has a right to elect any THL Directors pursuant to Section 2.01(d)(i)(A) or Section 2,01(d)(ii)(A), or (B) the date on which the Sponsor Stockholders ceasing to hold, in the aggregate, at least a majority of the Total Voting Power of the Company then outstanding. If this Agreement is terminated pursuant to this Section 3.03, this Agreement shall become void and of no further force and effect, except that the provisions set forth in this Article 3 shall survive the termination. For purposes of determining whether this Agreement has been terminated pursuant to clause (ii) above, the Company shall be entitled to rely on any reports, schedules, forms, statements and other documents filed by the Company or any of the Sponsor Stockholders with the U.S. Securities and Exchange Commission pursuant to the reporting requirements of the Exchange Act.

Section 3.04. Further Assurances. The parties hereto will sign such further documents, cause such meetings to be held, resolutions passed, exercise their votes and do and perform and cause to be done such further acts and things necessary, proper or advisable in order to give full effect to this Agreement and every provision hereof.

Section 3.05. Assignment. This Agreement will inure to the benefit of and be binding on the parties hereto and their respective successors and permitted assigns. Except as specifically provided herein, this Agreement may not be assigned without the express prior written consent of the other parties hereto, and any attempted assignment, without such consents, will be null and void.

Section 3.06. Third Parties. This Agreement does not create any rights, claims or benefits inuring to any Person that is not a party hereto nor create or establish any third party beneficiary hereto.

Section 3.07. Governing Law. This Agreement shall be governed by and construed in accordance with, the Laws of the State of Delaware without giving effect to any choice of Law or conflict of Law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Law of any jurisdiction other than the State of Delaware.

Section 3.08. Jurisdiction; WAIVER OF JURY TRIAL. In any judicial proceeding involving any dispute, controversy or claim arising out of or relating to this Agreement, each of the parties hereto unconditionally accepts the non-exclusive jurisdiction and venue of the Court of Chancery located in the State of Delaware or the United States District Court for the District of Delaware, and the appellate courts to which orders and judgments thereof may be appealed. In any such judicial proceeding, the parties hereto agree that in addition to any method for the service of process permitted or required by such courts, to the fullest extent permitted by Law, service of process may be made by delivery provided pursuant to the directions in Section 3.01. EACH OF THE PARTIES HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING ANY DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR RELATING TO THE COMPANY OR ITS OPERATIONS.

Section 3.09. Specific Performance. Each party hereto acknowledges and agrees that in the event of any breach of this Agreement by any of them, the other parties hereto would be irreparably harmed and could not be made whole by monetary damages. Each party accordingly agrees to waive the defense in any action for specific performance that a remedy at Law would be adequate and that the parties, in addition to any other remedy to which they may be entitled at Law or in equity, shall be entitled to specific performance of this Agreement without the posting of bond.

Section 3.10. Entire Agreement. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof. There are no agreements, representations, warranties, covenants or understandings with respect to the subject matter hereof or thereof other than those expressly set forth herein and therein. This Agreement supersedes all other prior agreements and understandings between the parties with respect to such subject matter.

Section 3.11. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future Laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

Section 3.12. Table of Contents, Heading and Captions. The table of contents, headings, subheadings and captions contained in this Agreement are included for convenience of reference only, and in no way define, limit or describe the scope of this Agreement or the intent of any provision hereof.

Section 3.13. Counterparts. This Agreement and any amendment hereto may be signed in any number of separate counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one Agreement (or amendment, as applicable). Any signature page delivered electronically or by facsimile (including without limitation transmission by Portable Document Format or other fixed image form) shall be binding to the same extent as an original signature page.

Section 3.14. Effectiveness. This Agreement shall become effective upon the Closing Date.

Section 3.15. No Recourse. This Agreement may only be enforced against, and any claims or cause of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto and no past, present or future Affiliate, director, officer, employee, incorporator, member, manager, partner, shareholder, agent, attorney or representative of any party hereto shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

THE COMPANY:

BLACK KNIGHT FINANCIAL SERVICES, INC.

By:
Name:
Title:

[SIGNATURE PAGE TO VOTING AGREEMENT]

FIDELITY:

BLACK KNIGHT HOLDINGS, INC.

By:
Name:
Title:

CHICAGO TITLE INSURANCE COMPANY

By:
Name:
Title:

FIDELITY NATIONAL TITLE INSURANCE COMPANY

By:
Name:
Title:

[SIGNATURE PAGE TO VOTING AGREEMENT]

THL:

THOMAS H. LEE EQUITY FUND VI, L.P.

By:	THL Equity Advisors VI, LLC, its general partner
By:	Thomas H. Lee Partners, L.P., its sole member
By:	Thomas H. Lee Advisors, LLC, its general partner
By:	THL Holdco, LLC, its managing member

By:
Name:
Title:

THOMAS H. LEE PARALLEL FUND VI, L.P.

By:	THL Equity Advisors VI, LLC, its general partner
By:	Thomas H. Lee Partners, L.P., its sole member
By:	Thomas H. Lee Advisors, LLC, its general partner
By:	THL Holdco, LLC, its managing member

By:
Name:
Title:

THOMAS H. LEE PARALLEL (DT) FUND VI, L.P.

By:	THL Equity Advisors VI, LLC, its general partner
By:	Thomas H. Lee Partners, L.P., its sole member
By:	Thomas H. Lee Advisors, LLC, its general partner
By:	THL Holdco, LLC, its managing member

By:
Name:
Title:

[SIGNATURE PAGE TO VOTING AGREEMENT]

GREAT-WEST INVESTORS L.P.

By:	Great-West Investors GP Inc., its General Partner
By:	Thomas H. Lee Advisors, LLC, its attorney-in-fact
By:	THL Holdco, LLC, its managing member

By:
Name:
Title:

THL COINVESTMENT PARTNERS L.P.

By:	Thomas H. Lee Partners, L.P., its general partner
By:	Thomas H. Lee Advisors, LLC, its general partner
By:	THL Holdco, LLC, its managing member

By:
Name:
Title:

THL OPERATING PARTNERS, L.P.

By:	Thomas H. Lee Partners, L.P., its general partner
By:	Thomas H. Lee Advisors, LLC, its general partner
By:	THL Holdco, LLC, its managing member

By:
Name:
Title:

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES COMPANY III LLC

By:	Putnam Investments Holdings, LLC, Its Managing Member
By:	Putnam Investments, LLC, Its Managing Member
By:	Thomas H. Lee Advisors, LLC, its attorney-in-fact
By:	THL Holdco, LLC, its managing member

By:
Name:
Title:

[SIGNATURE PAGE TO VOTING AGREEMENT]

THL EQUITY FUND VI INVESTORS (BKFS), L.P.

By:	THL Equity Advisors VI, LLC, its General Partner
By:	Thomas H. Lee Partners, L.P., its sole member
By:	Thomas H. Lee Advisors, LLC, its general partner
By:	THL Holdco, LLC, its managing member

By:
Name:
Title:

THL EQUITY FUND VI INVESTORS (BKFS) II, L.P.

By:	THL Equity Advisors VI, LLC, its manager
By:	Thomas H. Lee Partners, L.P., its sole member
By:	Thomas H. Lee Advisors, LLC, its general partner
By:	THL Holdco, LLC, its managing member

By:
Name:
Title:

EQUITY FUND VI INVESTORS (BKFS) III, L.P.

By:	THL Equity Fund VI Advisors (TNGP), LLC, its general partner

By:
Name:
Title:

THL EQUITY FUND VI INVESTORS (BKFS-LM), LLC

By:
Name:
Title:

[SIGNATURE PAGE TO VOTING AGREEMENT]

THL EQUITY FUND VI INVESTORS (BKFS-NB), LLC

By:
Name:
Title:

[SIGNATURE PAGE TO VOTING AGREEMENT]